United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2015

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)		10022 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2015, the Board of Directors of Citigroup Inc. (Citigroup) appointed Peter B. Henry to the Audit Committees of each of Citigroup and Citibank, N.A., effective July 1, 2015. In addition, Mr. Henry will join the Board of Directors of Citibank, N.A. on July 1, 2015.

On April 28, 2015, Citigroup’s Board of Directors approved the appointment of James Forese, 52, as President of Citigroup, effective June 1, 2015, in addition to his role as Chief Executive Officer (CEO) of Institutional Clients Group (ICG). Mr. Forese currently serves as Co-President of Citigroup and CEO of ICG, having been appointed to such positions on January 7, 2013. Previously, he was CEO of Citigroup’s legacy Securities and Banking business in ICG from January 2011 to January 2013, co-head of Global Markets from August 2008 to January 2011, and has served in numerous other roles at Citigroup since joining Salomon Brothers in 1985. Mr. Forese is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than employee fund distributions disclosed in “Certain Transactions and Relationships, Compensation Committee Interlocks, and Insider Participation” in Citigroup’s 2015 annual meeting of stockholders proxy statement filed with the U.S. Securities and Exchange Commission (SEC) on March 18, 2015 (Proxy Statement), which disclosure is incorporated by reference herein.

On April 28, 2015, the stockholders of Citigroup, upon recommendation of Citigroup’s Board of Directors, approved an amendment to the Citigroup 2014 Stock Incentive Plan (the 2014 Plan), which was first approved by stockholders on April 22, 2014. The amendment to the 2014 Plan increases the authorized number of shares available for grant under the 2014 Plan by 20 million.

The amendment to the 2014 Plan is described in proposal 4 in the Proxy Statement. The Proxy Statement also includes a summary description of the 2014 Plan, as proposed to be amended. The descriptions of the 2014 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2014 Plan (as amended and restated effective April 28, 2015), incorporated by reference herein to Exhibit 4.1 to Citigroup’s Registration Statement on Form S-8 filed with the SEC on May 1, 2015 (File No. 333-203791).

Item 5.07 Submission of Matters to a Vote of Security Holders.

Citigroup's 2015 Annual Meeting of Stockholders was held on April 28, 2015. At the meeting:

(1) 13 persons were elected to serve as directors of Citigroup;

(2) the selection of KPMG LLP to serve as the independent registered public accounting firm of Citigroup for 2015 was ratified;

(3) a proposal for advisory approval of Citi’s 2014 executive compensation was approved;

(4) a proposal to approve an amendment to the Citigroup 2014 Stock Incentive Plan authorizing additional shares was approved;

(5) a stockholder proposal requesting proxy access for shareholders was approved;

(6) a stockholder proposal requesting a report on lobbying and grassroots lobbying contributions was not approved;

(7) a stockholder proposal requesting an amendment to the General Clawback Policy was not approved;

(8) a stockholder proposal requesting a by-law amendment to exclude from the Board of Directors’ Audit Committee any director who was a director at a public company while that company filed for reorganization under Chapter 11 was not approved; and

(9) a stockholder proposal requesting a report regarding the vesting of equity-based awards for senior executives due to a voluntary resignation to enter government service was not approved.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

	FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
(1) Election of Directors

Nominees

Michael L. Corbat	2,110,160,388	9,545,839	2,034,207	303,563,906
Duncan P. Hennes	2,110,103,639	9,422,933	2,213,911	303,563,857
Peter B. Henry	2,106,703,260	12,819,646	2,217,579	303,563,855
Franz B. Humer	2,085,667,024	33,281,524	2,791,934	303,563,858
Michael E. O’Neill	2,072,584,938	47,091,785	2,063,710	303,563,907
Gary M. Reiner	2,110,004,565	9,585,340	2,150,577	303,563,858
Judith Rodin	2,064,506,240	55,047,291	2,186,940	303,563,869
Anthony M. Santomero	2,106,716,949	12,924,145	2,099,389	303,563,857
Joan E. Spero	2,102,189,043	17,452,232	2,099,210	303,563,855
Diana L. Taylor	2,062,223,009	57,368,508	2,148,972	303,563,851
William S. Thompson, Jr.	2,077,960,990	41,615,198	2,164,296	303,563,856
James S. Turley	2,104,285,573	15,297,432	2,157,484	303,563,851
Ernesto Zedillo Ponce de Leon	2,106,620,032	13,069,994	2,050,461	303,563,853

(2) Ratification of Independent Registered Public Accounting Firm for 2015	2,392,519,264	29,774,626	3,010,450

(3) Advisory approval of Citi’s 2014 Executive Compensation	1,792,521,891	317,849,489	11,364,822	303,568,138

(4) Proposal to approve an amendment to the Citigroup 2014 Stock Incentive Plan	2,057,423,410	62,021,130	2,291,667	303,568,133

(5) Stockholder proposal requesting proxy access for shareholders	1,841,236,940	278,485,508	2,017,952	303,563,940

(6) Stockholder proposal requesting a report on lobbying and grassroots lobbying contributions	612,095,470	1,178,756,226	330,888,669	303,563,975

(7) Stockholder proposal requesting an amendment to the General Clawback Policy	104,349,177	1,998,899,558	18,483,408	303,572,197

(8) Stockholder proposal requesting a by-law amendment to exclude from the Board of Directors’ Audit Committee any director who was a director at a public company while that company filed for reorganization under Chapter 11	22,428,792	2,085,453,794	13,849,566	303,572,188

(9) Stockholder proposal requesting a report regarding the vesting of equity-based awards for senior executives due to a voluntary resignation to enter government service	559,604,340	1,555,551,681	6,573,246	303,572,188

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
10.1	Citigroup 2014 Stock Incentive Plan (as amended and restated effective April 28, 2015), incorporated by reference to Exhibit 4.1 to Citigroup’s Registration Statement on Form S-8 filed on May 1, 2015 (File No. 333-203791).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: May 4, 2015	By:	/s/ Rohan Weerasinghe
Rohan Weerasinghe
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number
10.1	Citigroup 2014 Stock Incentive Plan (as amended and restated effective April 28, 2015), incorporated by reference to Exhibit 4.1 to Citigroup’s Registration Statement on Form S-8 filed on May 1, 2015 (File No. 333-203791).